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                                                                    EXHIBIT 10.6



                         ASSIGNMENT OF SECURITY INTEREST
                     IN UNITED STATES TRADEMARKS AND PATENTS


          FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, ANCHOR GLASS ACQUISITION CORPORATION, a Delaware corporation (the "Assignor") with principal offices at 4343 Anchor Plaza Parkway, Tampa, Florida, 33634-7513, hereby assigns and grants to BT COMMERCIAL CORPORATION, as Collateral Agent, with principal offices at 14 Wall Street, New York, New York 10005 (the "Assignee"), a security interest in (i) all of the Assignor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto, (ii) all of the Assignor's rights, title and interest in and to the United States patents and pending patent applications (the "Patents") set forth on Schedule B attached hereto, in each case together with (iii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks and Patents, (iv) the goodwill of the businesses with which the Marks are associated and (v) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same.

          THIS ASSIGNMENT OF SECURITY INTEREST is made to secure the satisfactory performance and payment of all the Obligations of the Assignor, as such term is defined in the Security Agreement between the Assignor and the Assignee, dated as of February 5, 1997 (as amended from time to time, the "Security Agreement"). After the termination of the Total Commitments, no Revolving Note or Letter of Credit is outstanding (or if any Letters of Credit are outstanding, a Cash Collateral Account or backup Letter of





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Credit in an amount and with terms satisfactory to the Assignee is established in amounts equal to such Letters of Credit) and all Loans and other Obligations have been paid in full, the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to the Assignor an instrument in writing releasing the security interest in the Marks and Patents acquired under this Assignment of Security Interest.
                  This Assignment of Security Interest has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment of Security Interest are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.


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          IN WITNESS WHEREOF, the undersigned have executed this Assignment of
Security Interest as of the 5th day of February, 1997.

                                   ANCHOR GLASS ACQUISITION
                                   CORPORATION,
                                    as Assignor


                                   By /s/ M. William Lightner, Jr.
                                     _____________________________________
                                     Name:  M. William Lightner, Jr.
                                     Title: Vice President and Chief
                                            Financial Officer


                                   BT COMMERCIAL CORPORATION,
                                     as Collateral Agent, Assignee


                                    By /s/ Rita Dagdelen-Keskinyan
                                      _____________________________________
                                      Name:  Rita Dagdelen-Keskinyan
                                      Title: Senior Vice President



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STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )


                  On this 4th day of February, 1997, before me personally came
M. William Lightner, Jr. who, being by me duly sworn, did state as follows: that [s]he is Vice President and Chief Financial Officer of Anchor Glass Acquisition Corporation, that [s]he is authorized to execute the foregoing Assignment of Security Interest on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                /s/ Dana L. Eagle
                                                -------------------------------
                                                   Notary Public




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STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )


          On this 5th day of February, 1997, before me personally came
Rita Dagdelen-Keskinyan who, being by me duly sworn, did state as follows:
that [s]he is Senior Vice President of BT Commercial Corporation that [s]he is authorized to execute the foregoing Assignment of Security Interest on behalf of said company and that [s]he did so by authority of the Board of Directors of said company.


                                         /s/ Richard Yglesias
                                        -------------------------------------
                                                  Notary Public




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                                                                    SCHEDULE A



MARK                         REG. NO.                                REG. DATE
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                                                                    SCHEDULE B



PATENT                       PATENT NO.                             ISSUE DATE
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